                             LETTER OF TRANSMITTAL

                                6,000,000 SHARES
                     THE PNC FINANCIAL SERVICES GROUP, INC.

                           OFFER TO PURCHASE FOR CASH
                 ANY AND ALL OUTSTANDING FIXED/ADJUSTABLE RATE
          NONCUMULATIVE PREFERRED STOCK SERIES F (CUSIP NO. 693475709)
                    AT A PURCHASE PRICE OF $50.35 PER SHARE
                       PLUS ACCRUED AND UNPAID DIVIDENDS
                    (FOR A TOTAL PRICE OF $50.392 PER SHARE)

     THE OFFER AND WITHDRAWAL RIGHTS SET FORTH HEREIN EXPIRE AT 5:00 P.M.,
                 NEW YORK CITY TIME, ON TUESDAY, APRIL 3, 2001,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is

                          MELLON INVESTOR SERVICES LLC

             By Mail:                           By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 3301                       120 Broadway                    85 Challenger Road
    South Hackensack, NJ 07606                 13th Floor                     Mail Stop - Reorg
                                           New York, NY 10271             Ridgefield Park, NJ 07660

                                 By facsimile:
                                 (201) 296-4293

                              Confirm facsimile by
                                telephone ONLY:
                                 (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     You must sign this Letter of Transmittal in the appropriate space therefor provided below.

     YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Series F Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase.

----------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF SERIES F PREFERRED STOCK TENDERED
----------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AND SERIES F
                      PREFERRED STOCK                              SERIES F PREFERRED STOCK TENDERED
        TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))              (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------

                                                                                TOTAL NUMBER
                                                                                OF SERIES F       NUMBER OF
                                                                              PREFERRED STOCK      SERIES F
                                                               CERTIFICATE     REPRESENTED BY  PREFERRED STOCK
                                                                NUMBER(S)*    CERTIFICATE(S)*     TENDERED**
                                                                  ---------------------------------------------

                                                                  ---------------------------------------------

                                                                  ---------------------------------------------

                                                                  ---------------------------------------------

                                                               TOTAL NUMBER
                                                                OF SHARES
                                                               OF SERIES F
                                                             PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------
 *  Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Series F Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5.
---------------------------------------------------------------------------------------------------------------

Lost Certificates

[ ] I have lost my certificate(s) that represented --------------- shares of Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F and require assistance in obtaining replacement certificate(s). I understand that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW

                  PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SERIES F PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution
    ----------------------------------------------------------------------------
     Account Number
    ----------------------------------------------------------------------------
     Transaction Code Number
    ----------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to The PNC Financial Services Group, Inc. (the "Company"), a Pennsylvania corporation, the above-described shares of its Fixed/Adjustable Rate Noncumulative Preferred Stock, Series F (the "Series F Preferred Stock"), at $50.35 per share plus accrued and unpaid dividends to but not including the payment date of $0.042 assuming a payment date of April 5, 2001 (for a total price of $50.392), upon the terms and subject to the conditions set forth in its Offer to Purchase dated March 6, 2001, and in this related Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Series F Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Series F Preferred Stock that is being tendered hereby (and any and all other shares of Series F Preferred Stock or other securities issued or issuable in respect thereof on or after the date hereof), or orders the registration of such Series F Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company (and any and all other shares of Series F Preferred Stock or other securities issued or issuable in respect thereof on or after the date hereof), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series F Preferred Stock (and all such other Series F Preferred Stock or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such Series F Preferred Stock (and all such other Series F Preferred Stock or securities) or transfer ownership of such Series F Preferred Stock (and all such other Series F Preferred Stock or securities) on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Series F Preferred Stock (and all such other Series F Preferred Stock or securities) for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series F Preferred Stock (and all such other Series F Preferred Stock or securities), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series F Preferred Stock tendered hereby (and any and all other Series F Preferred Stock or other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Series F Preferred Stock tendered hereby (and all such other Series F Preferred Stock or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the valid tenders of the Series F Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Series F Preferred Stock tendered or may not be required to purchase any of the Series F Preferred Stock tendered hereby or may accept for payment fewer than all of the Series F Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal (or below), please issue the check for the purchase price of any Series F Preferred Stock purchased, and return any Series F Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of Series F Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal (or below), please mail the check for the purchase price of any Series F Preferred Stock purchased and any certificates for Series F Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Series F Preferred Stock purchased and return any Series F Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Series F Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Series F Preferred Stock so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

     To be completed ONLY if the check for the purchase price of Series F Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Series F Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

Mail:  [ ] check
       [ ] certificates to:

Name:
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------

---------------------------------------------------------
                                    ZIP CODE

---------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

     To be completed ONLY if the check for the purchase price of Series F Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Series F Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:  [ ] check
       [ ] certificates to:

Name:
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------

---------------------------------------------------------
                                    ZIP CODE

---------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

 Dated:
 --------------------------, 2001

 Name(s)
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title)
 ------------------------------------------------------------------------------
 Address
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number
 ------------------------------------------------------------------------------
 (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2, below.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 2)
 Name of Firm
 ------------------------------------------------------------------------------
 Authorized Signature
 ------------------------------------------------------------------------------
 Dated: ----------------------, 20----

--------------------------------------------------------------------------------


 SUBSTITUTE                        PART I -- TAXPAYER                                  Social Security Number
 FORM W-9                           IDENTIFICATION NO. --
                                    FOR ALL ACCOUNTS.                                  ---------------------------------
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                                              or
PAYER'S REQUEST                                                                        Employer Identification Number
FOR TAXPAYER
IDENTIFICATION NO.                                                                     ---------------------------------
                                   --------------------------------------------------------------------------------------
                                                                                       PART II
                                                                                       For Payees Exempt From Backup
                                                                                       Withholding (see enclosed
                                                                                       Guidelines)
                                    Enter your taxpayer identification number in the
                                    appropriate box. For most individuals and sole
                                    proprietors, this is your Social Security Number.
                                    For other entities, it is your Employer
                                    Identification Number. If you do not have a
                                    number, see "How to Obtain a TIN" in the enclosed
                                    Guidelines. Note: If the account is in more than
                                    one name, see the chart on page 2 of the enclosed
                                    Guidelines to determine what number to enter.

-------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) (a) The number shown on this form is my correct Taxpayer Identification Number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer, 31% of all reportable payments made to me pursuant to the Offer will be withheld;
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) after being so notified, the IRS had notified me that I am no longer subject to backup withholding; and
 (3) Any information provided on this form is true, correct and complete.
-------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTION -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------------------------------------------------
 Signature:

Name:                                                                             Date:
-------------------------------------------------------------------------------------------------------------------------
 Address:
(PLEASE PRINT)
 Check appropriate box:  [ ] Individual/Sole proprietor      [ ] Corporation      [ ] Partnership      [ ] Other
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series F Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Series F Preferred Stock tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Series F Preferred Stock tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series F Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Series F Preferred Stock not tendered or not purchased is to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series F Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Series F Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Series F Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of Series F Preferred Stock) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Series F Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1, above.

     3. Delivery of Letter of Transmittal and Series F Preferred Stock. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Series F Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Series F Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at the DTC of all Series F Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     THE METHOD OF DELIVERY OF SERIES F PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Series F Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Series F Preferred Stock.

     4. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Series F Preferred Stock should be listed on a separate schedule attached hereto.

     5. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Series F Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of Series F Preferred Stock which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Series F Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Series F Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the sale and transfer of any Series F Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Series F Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Series F Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Series F Preferred Stock purchased is to be issued, or any Series F Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Series F Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Series F Preferred Stock by book-entry transfer may request that Series F Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions," above. If no such instructions are given, any such Series F Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at the DTC.

     8. Substitute Form W-9 and W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign stockholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 or Form W-8BEN will not, by itself, cause Series F Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Mutilated, Lost, Stolen or Destroyed Certificates. If a certificate that represents Series F Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling
(800) 777-3674. The Depositary will provide such holder will all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

     10. Irregularities. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Series F Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Series F Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for Series F Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Series F Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer-Manager at their respective addresses or telephone numbers set forth below.

                         (DO NOT WRITE IN SPACES BELOW)
--------------------------------------------------------------------------------

Date Received .............. Accepted By .............. Checked By .............

                                                                                    AMOUNT
                                      SHARES       SHARES     SHARES     CHECK        OF       SHARES    CERTIFICATE    BLOCK
                                    SURRENDERED   TENDERED   ACCEPTED     NO.       CHECK     RETURNED       NO.         NO.
                                    -----------   --------   --------    -----      ------    --------   -----------    -----
GR................................
Net...............................

Delivery Prepared By ............. Checked By ............. Date ...............

     Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or any related documents and questions regarding the procedures for tendering Series F Preferred Stock, should be directed to Mellon Investor Services LLC, the information agent for the Offer, at (888) 232-7136 (for shareholders and all others except banks and brokers) or (917) 320-6286 (for banks and brokers, call collect).

     Questions regarding the terms of the Offer should be directed to the Liability Management Group of Merrill Lynch & Co., the dealer-manager for the Offer, at (888) ML4-TNDR (654-8637) (toll free) or (212) 449-4919.

                    The Information Agent for the Offer is:

                          MELLON INVESTOR SERVICES LLC

                            44 Wall Street-7th Floor
                               New York, NY 10005
                       (917) 320-6286 (banks and brokers)

         Banks and Brokerage Firms, Please Call Collect (917) 320-6286 Shareholders and All Others, Please Call Toll Free (888) 232-7136

                      The Dealer-Manager for the Offer is:

                              MERRILL LYNCH & CO.

                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                       Please Call Collect (212) 449-4914
                     or Toll Free (888) ML4-TNDR (654-8637)
                     Attention: Liability Management Group